Exhibit 23

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                                                                      EXHIBIT 23
                                                                      ----------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

      We hereby consent to the incorporation by reference and use of our report dated February 3, 2005 on the consolidated financial statements of Northeast Indiana Bancorp, Inc. (which report is included as Exhibit 13 to the Form 10-KSB for the fiscal year ended December 31, 2004), in Northeast Indiana Bancorp, Inc.'s previously filed Registration Statements on Form S-8.


                                        /s/ Crowe Chizek and Company LLC
South Bend, Indiana
March 23, 2005